THE GABELLI MONEY MARKET FUNDS
            THE GABELLI U.S. TREASURY MONEY MARKET FUND (THE "FUND")

                       SUPPLEMENT DATED NOVEMBER 17, 2006
                      TO PROSPECTUS DATED JANUARY 30, 2006

THE FOLLOWING SUPERSEDES THE INFORMATION REGARDING THE FEES AND EXPENSES OF THE FUND IN THE PROSPECTUS.

FEES AND EXPENSES OF THE FUND:

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES:
     (fees paid directly from your investment)*
Redemption Fees(1)...............................................          $5.00
Account Closeout Fee(1)..........................................          $5.00

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees..................................................          0.30%
Other Expenses...................................................          0.06%
                                                                           -----

Total Annual Fund Operating Expenses.............................          0.36%
Fee Waiver and Expense Reimbursement(2)..........................          0.28%
                                                                           -----
Net Annual Fund Operating Expenses(2)............................          0.08%
                                                                           =====
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* No sales load is imposed on purchases, exchanges or redemptions.

(1) The Fund will charge your account $5.00 for each telephone request for bank wire redemption under $5,000 or telephone request for redemption by check. The Fund will charge a $5.00 account closeout fee when you redeem all shares in your account, except for Fund exchanges and wire transfers. See "Redemption of Shares." The charges will be paid to State Street Bank and Trust Company ("State Street") and will reduce the transfer agency expenses otherwise payable by the Fund.

(2) Gabelli Funds, LLC (the "Manager") contractually has agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding interest, taxes, and extraordinary expenses) at no more than 0.08% of the Fund's average daily net assets. This arrangement is in effect through the Fund's fiscal year ending September 30, 2007 and is renewable annually by the Manager.

EXPENSE EXAMPLE:
This example if intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes
(1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR           3 YEARS           5 YEARS           10 YEARS
         ------           -------           -------           --------

           $8               $87               $174              $428